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                                                                    EXHIBIT 10.2



[AETNA Logo]                                            Aetna Inc.
                                                        151 Farmington Avenue
                                                        Hartford, CT  06156-3124






June 7, 2001

VIA FACSIMILE AND OVERNIGHT MAIL

Morgan Guaranty Trust Company of New York, as Administrative Agent under the Credit
     Agreement referred to below
60 Wall Street, 5th Floor
New York, NY  10260-0060
Attn: Maria Dell'aquila,
      Vice President
Fax:  212-648-2291

Morgan Guaranty Trust Company of New York
c/o J.P. Morgan Services Inc.
500 Stanton Christiana Road
Newark, DE  19713-2107
Attn: Nancy Baiz,
      Associate
Fax:  302-634-1872

RE:   NOTICE OF COMMITMENT REDUCTION PURSUANT TO SECTION 2.06(c)

Ladies and Gentlemen:

Reference is made to the $1,500,000,000 Bridge Credit Agreement dated as of December 13, 2000 among Aetna Inc. (formerly known as Aetna U.S. Healthcare Inc.), as Borrower, the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "CREDIT AGREEMENT"). Terms not otherwise defined herein are defined as set forth in the Credit Agreement.

The Borrower hereby ratably reduces the Commitments by $300,000,000 pursuant to
Section 2.06(c) of the Credit Agreement, effective June 11, 2001.

Very truly yours,

AETNA INC.


By: /s/ Alfred P. Quirk, Jr.
---------------------------------------------
Name:   Alfred P. Quirk, Jr.
Title:  Vice President, Finance and Treasurer